Exhibit (h.22)

Exhibit A

iShares Trust

Bloomberg Barclays MSCI US Corporate 1-5 Year ESG Focus Index

Bloomberg Barclays MSCI US Corporate ESG Focus Index

Human Rights Custom Index on MSCI ACWI1

MSCI AC Asia ex Japan Index

MSCI AC Asia ex Japan Minimum Volatility (USD) Index

MSCI ACWI 100% Hedged to USD Index

MSCI ACWI Diversified Multiple-Factor Index

MSCI ACWI ex USA 100% Hedged to USD Index

MSCI ACWI ex USA IMI

MSCI ACWI ex USA Index

MSCI ACWI

MSCI ACWI Low Carbon Target Index

MSCI ACWI Minimum Volatility (USD) 100% Hedged to USD Index

MSCI ACWI Sustainable Impact Index

MSCI All Argentina 25/50 Index

MSCI All Ireland Capped Index

MSCI All Peru Capped Index

MSCI All Qatar Capped Index

MSCI All UAE Capped Index

MSCI Australia 100% Hedged to USD Index

MSCI Brazil Small Cap Index

MSCI Canada 100% Hedged to USD Index

MSCI China A International Index

MSCI China Index

MSCI China Small Cap Index

MSCI Denmark Investable Market Index (IMI) 25/50

MSCI EAFE Adaptive Hedge to USD Index

MSCI EAFE Minimum Volatility (USD) 100% Hedged to USD Index

MSCI EAFE Minimum Volatility (USD) Index

MSCI EAFE® 100% Hedged to USD Index

MSCI EMU Adaptive Hedge to USD Index

MSCI EAFE ESG Focus Index

MSCI EAFE® Growth Index

MSCI EAFE® IMI

MSCI EAFE® Index

MSCI EAFE Small Cap 100% Hedged to USD Index

MSCI EAFE® Small Cap Index

MSCI EAFE® Value Index

MSCI EMU 100% Hedged to USD Index

MSCI Europe Financials Index

MSCI Europe Investable Market Index (IMI)

MSCI Europe Minimum Volatility (USD) 100% Hedged to USD Index

MSCI Europe Minimum Volatility (USD) Index

[1]	A custom index calculated by MSCI Indices based on custom human rights screens using MSCI ESG Research

MSCI Europe Small Cap 100% Hedged to USD Index

MSCI Europe Small Cap Index

MSCI Finland Investable Market Index (IMI) 25/50

MSCI Germany 100% Hedged to USD Index

MSCI Germany Small Cap Index

MSCI India Index

MSCI India Small Cap Index

MSCI Indonesia Investable Market Index (IMI)

MSCI Italy 25/50 100% Hedged to USD Index

MSCI Japan 100% Hedged to USD Index

MSCI Japan Adaptive Hedge to USD Index

MSCI Japan Minimum Volatility (USD) Index

MSCI KLD 400 Social Index MSCI Kokusai Index

MSCI Korea 25/50 100% Hedged to USD Index

MSCI Mexico Investable Market Index (IMI) 25/50 100% Hedged to USD

MSCI New Zealand Investable Market Index (IMI) 25/50

MSCI Norway Investable Market Index (IMI) 25/50

MSCI Pacific Investable Market Index (IMI)

MSCI Philippines Investable Market Index (IMI)

MSCI Poland Investable Market Index (IMI) 25/50

MSCI Saudi Arabia Investable Market Index (IMI) 25/50

MSCI Spain 25/50 100% Hedged to USD Index

MSCI Switzerland 25/50 100% Hedged to USD Index

MSCI United Kingdom 100% Hedged to USD Index

MSCI United Kingdom Index

MSCI United Kingdom Small Cap Index

MSCI USA Consumer Discretionary Diversified Multiple-Factor Capped Index

MSCI USA Consumer Staples Diversified Multiple-Factor Capped Index

MSCI USA Diversified Multiple-Factor Index

MSCI USA Energy Diversified Multiple-Factor Capped Index

MSCI USA Enhanced Value Index

MSCI USA ESG Focus Index

MSCI USA ESG Select Index

MSCI USA Financials Diversified Multiple-Factor Capped Index

MSCI USA Health Care Diversified Multiple-Factor Capped Index

MSCI USA Industrials Diversified Multiple-Factor Capped Index

MSCI USA Information Technology Diversified Multiple-Factor Capped Index

MSCI USA Materials Diversified Multiple-Factor Capped Index

MSCI USA Minimum Volatility (USD) Index

MSCI USA Momentum Index

MSCI USA Risk Weighted Index

MSCI USA Sector Neutral Quality Index

MSCI USA Small Cap Diversified Multiple-Factor Index

MSCI USA Small Cap Extended ESG Focus Index

MSCI USA Small Cap Minimum Volatility (USD) Index

MSCI USA Utilities Diversified Multiple-Factor Capped Index

MSCI World ex USA Diversified Multiple-Factor Index

MSCI World ex USA Enhanced Value Index

MSCI World ex USA Investable Market Index

MSCI World ex USA Momentum Index

MSCI World ex USA Risk Weighted Index

MSCI World ex USA Sector Neutral Quality Index

MSCI World ex USA Small Cap Diversified Multiple-Factor Index

iShares, Inc.

MSCI ACWI Minimum Volatility (USD) Index

MSCI ACWI Select Agriculture Producers Investable Market Index (IMI)

MSCI ACWI Select Energy Producers Investable Market Index (IMI)

MSCI ACWI Select Gold Miners Investable Market Index (IMI)

MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (IMI)

MSCI ACWI Select Silver Miners Investable Market Index (IMI)

MSCI All Colombia Capped Index

MSCI Austria Investable Market Index (IMI) 25/50

MSCI Australia Index

MSCI Belgium Investable Market Index (IMI) 25/50

MSCI Brazil 25/50 Index

MSCI BRIC Index

MSCI Canada Custom Capped Index

MSCI Chile Investable Market Index (IMI) 25/50

MSCI Emerging Markets 100% Hedged to USD Index

MSCI Emerging Markets Diversified Multiple-Factor Index

MSCI Emerging Markets (EM) Asia Index

MSCI Emerging Markets ESG Focus Index

MSCI Emerging Markets Index

MSCI Emerging Markets IMI

MSCI Emerging Markets Minimum Volatility (USD) 100% Hedged to USD Index

MSCI Emerging Markets Minimum Volatility (USD) Index

MSCI Emerging Markets Small Cap Index

MSCI EMU Index

MSCI France Index

MSCI Frontier Markets 100 Index

MSCI Germany Index

MSCI Hong Kong Index

MSCI Israel Capped Investable Market Index (IMI)

MSCI Italy 25/50 Index

MSCI Japan Index

MSCI Japan Small Cap Index

MSCI Korea 25/50 Index

MSCI Malaysia Index

MSCI Mexico Investable Market Index (IMI) 25/50

MSCI Netherlands IMI 25/50 Index

MSCI Pacific ex Japan Index

MSCI Russia 25/50 Index

MSCI Singapore 25/50 Index

MSCI South Africa 25/50 Index

MSCI Spain 25/50 Index

MSCI Sweden 25/50 Index

MSCI Switzerland 25/50 Index

MSCI Taiwan 25/50 Index

MSCI Thailand Investable Market Index (IMI) 25/50

MSCI Turkey Investable Market Index (IMI)

MSCI USA Equal Weighted Index

MSCI World Index